APPENDIX 3






                              EXPORT SALES CONTRACT




                                 BY AND BETWEEN


                    BAODING FENGFAN-VALENCE BATTERY CO., LTD.


                                       AND


                            VALENCE TECHNOLOGY, INC.



                      FOR DISTRIBUTION OF BATTERY PRODUCTS






                                  JULY 8, 2003

                                    CONTENTS


1.      DEFINITIONS...................................................1

2.      TERM..........................................................2

3.      APPOINTMENT, SALE AND PURCHASE................................2

4.      FORECASTING AND ORDERING......................................2

5.      DELIVERY AND TITLE............................................3

6.      PRICE AND PAYMENT.............................................3

7.      OBLIGATIONS OF THE PARTIES....................................3

8.      TERMINATION...................................................4

9.      FORCE MAJEURE.................................................5

10.     NOTICES.......................................................5

11.     ASSIGNMENT AND NATURE OF AGREEMENT............................6

12.     HEADINGS......................................................6

13.     WAIVER........................................................6

14.     ENTIRE AGREEMENT..............................................6

15.     DISPUTE RESOLUTION............................................7

16.     GOVERNING LAW.................................................7

17.     EXECUTION OF DOCUMENTS........................................8

                              EXPORT SALES CONTRACT


THIS CONTRACT is made the 8th day of July, 2003,

BETWEEN:


BAODING FENGFAN-VALENCE BATTERY COMPANY LIMITED a Sino-foreign joint venture established and existing under the laws of the People's Republic of China whose principal place of business is at ___________________________ Baoding National High Technology Industrial Development Zone, Baoding, Hebei Province, People's Republic of China ("PRC"), (the "Joint Venture Company")


AND

VALENCE TECHNOLOGY, INC., whose registered office is at 301 Conestoga Way, Henderson, Nevada 89015 U.S.A. ("Valence").

(either the Joint Venture Company or Valence may alone be referred to as a "Party," and together as the "Parties.")

WHEREAS

(A) The Joint Venture Company manufactures or will manufacture the Product (as defined) in the People's Republic of China.

(B) In order to enhance the sales and marketability of the Product outside the People's Republic of China, the Joint Venture Company has decided to appoint Valence as exclusive sales distributor for export marketing services.

(C) Valence wishes to purchase, and the Joint Venture Company is willing to supply, the Product to Valence on the terms set out in this Contract.

NOW, IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS


     For the purposes of this Contract the following terms shall have the following meanings:

     "Commencement Date"                        the date of the Joint Venture Company's
                                                ratification of the Contract;

     "Contract"                                 this Contract between the Joint Venture
                                                Company and Valence including any schedules;

     "Contract for Technology Investment"       the Contract between the Joint Venture
                                                Company and Valence for Valence's
                                                investment of certain technology in the
                                                Joint Venture Company in the form of a




                                                license;

     "Product"                                  High-technology battery components and
                                                batteries manufactured by the Joint Venture
                                                Company;

     "Territory"                                the countries outside the People's Republic of China
                                                (solely for the commercial purposes of this Contract,
                                                Territory shall include Taiwan, but shall not include
                                                Hong Kong or Macau);

     "Third Parties"                            any parties other than the Parties hereto;

     "Joint Venture Contract"                   the joint venture contract between Baoding
                                                FengFan Group Limited Liability Company and
                                                Valence, dated July 8, 2003.



2.   TERM

     This Contract shall commence on the Commencement Date and will, subject to the provisions of Article 8 below, continue in force for so long as the Joint Venture Contract remains in force.

3.   APPOINTMENT, SALE AND PURCHASE

3.1 Pursuant to Article 49 of the Joint Venture Contract, the Joint Venture Company hereby appoints Valence and Valence accepts such appointment to act as the Joint Venture Company's exclusive distributor for all of the Product that is intended for export and sale in the Territory for a period of three
     (3) years from the date of first commercial production of the Product. Thereafter, the exclusivity of Valence's appointment shall be automatically renewed for successive one (1) year terms unless the Joint Venture Company notifies Valence three (3) months prior to the expiration of any appointed period that the exclusive distributorship appointment will be converted to a nonexclusive distributorship appointment.

3.2 The Joint Venture Company shall promptly refer to Valence all interested purchasers, prospects and related information that the Joint Venture Company receives regarding potential or interested purchasers of the Product in the Territory, provided however that nothing herein shall oblige Valence to market or sell to such interested purchasers.

3.3 The Joint Venture Company shall supply Valence with such quantities of the Product with delivery to such places in the Territory and at such times as Valence requests.

4.   FORECASTING AND ORDERING

4.1 Valence shall provide the Joint Venture Company with a forecast of its requirements of Product for each calendar year together with proposed dates of delivery in the final


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


     quarter of the preceding year.

4.2 The Joint Venture Company will notify Valence in writing if at any time it anticipates difficulty in fulfilling Valence's requirements as forecast pursuant to Article 4.1 and will indicate what quantities it will be able to supply.

4.3 Actual purchases shall be made on the basis of binding purchase orders. Valence shall place purchase orders with the Joint Venture Company for the Product by giving notice, not less than 15 days before the target delivery date, unless otherwise agreed by the Parties in writing.

4.4 The Joint Venture Company shall use its best endeavours to meet Valence's specific date requested for delivery.

5.   DELIVERY AND TITLE

5.1 The Joint Venture Company will submit an invoice to Valence upon delivery of each shipment of Product to Valence.

5.2 Product supplied hereunder shall remain the property of the Joint Venture Company until Valence pays the Joint Venture Company the full price specified in Article 6.

5.3 Risk of loss to the Product supplied by the Joint Venture Company to Valence hereunder shall remain with the Joint Venture Company until its actual delivery to Valence.

6.   PRICE AND PAYMENT

6.1 The price for the Product and the shipping terms shall be agreed by the Parties for each Product, taking into account current prices for the Product on international markets.

6.2 Terms of payment shall be forty-five (45) days from the date of Valence's receipt of a valid invoice.

7.   OBLIGATIONS OF THE PARTIES

7.1 The Joint Venture Company warrants to Valence that all Products supplied will comply with the specifications agreed by the Joint Venture Company and Valence in writing from time to time.

7.2 Pursuant to Article 8.2 of the Technology Investment Contract, the Joint Venture Company shall be solely liable to Third Parties for any defects in the quality or production of its Products and related services and shall indemnify and hold harmless Valence from any liability for damages (including attorneys' fees and costs) that arises from any claim brought against Valence by a Third Party for defects in the quality or production of the Joint Venture Company's Products and related services. The Joint Venture Company shall provide unhindered access to Valence representatives or designees at all times for the inspection of all work being conducted by the Joint Venture Company in connection with this Contract.

7.3 So long as the Product meets international standards and those standards pursuant to


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


     Article 7.1 above and subject to actual market demand and conditions in the Territory, Valence shall:

     (a)  use its best efforts to expand sales of the Product in the Territory,

     (b) following consultations with the CEO of the Joint Venture Company, make appropriate adjustments to its annual forecasts prepared in accordance with Article 4.1,

     (c) promote the Product in the Territory on a priority basis with other similar products from other manufacturers of equal quality and price, and

     (d) not sell the Product outside of the Territory without the express approval of the Joint Venture Company.

8.   TERMINATION

8.1  Either Party ("the Notifying Party") may terminate this Contract by sixty
     (60) days' notice in writing ("the Termination Notice") to the other Party ("the Other Party") if:

     8.1.1 the Other Party commits a material breach of this Contract and such breach is not cured within sixty (60) days after receipt of written notice from the Notifying Party;

     8.1.2 any seizure, execution, or other similar process is levied or enforced upon or issued against the property of the Other Party that is material in the context of the Other Party's business and that is not discharged within thirty (30) days; or

     8.1.3 a third party takes possession of, or a receiver, liquidator, administrator or trustee is appointed over the whole or any substantial part of, the Other Party's undertaking, property or assets or those of its holding company and the Other Party is not able to satisfy any such person within thirty (30) days of his appointment; or

     8.1.4 the Other Party is unable to pay its debts in the normal course of business; or

     8.1.5 the Other Party ceases or threatens to cease wholly or substantially to carry on business, otherwise than for the purpose of a solvent reconstruction or amalgamation previously approved by the Notifying Party (which approval shall not be unreasonably withheld); or

     8.1.6 an order is made or a resolution is passed for the winding up of the Other Party, otherwise than for the purpose of a solvent reconstruction or amalgamation.

8.2 Upon the expiration or termination of the Joint Venture Contract this Contract shall automatically terminate.

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


9.   FORCE MAJEURE

9.1 "Force Majeure" shall mean all events that are unforeseeable at the time this Contract was signed, the occurrence and consequences of which cannot be avoided or overcome, and that arise after the effective date of this Contract and prevent total or partial performance by any Party. Such events shall include earthquakes, typhoons, flood, fire, war and any other instances that cannot be foreseen, avoided or overcome, including instances that are accepted as force majeure in general international commercial practice.

     If an event of Force Majeure occurs, the Party whose performance is prevented or delayed by such event of Force Majeure shall promptly inform the other Party in writing and shall furnish, within fifteen (15) days thereafter, sufficient evidence of the occurrence and duration of such Force Majeure. The Party claiming Force Majeure shall use all reasonable endeavours to terminate the Force Majeure. In the event of Force Majeure, the parties shall immediately consult with each other in order to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

9.2 Any deliveries of Product suspended or not made by the Joint Venture Company by reason of Force Majeure shall be cancelled without liability to the Joint Venture Company.

9.3 Either Party to this Contract shall have the right to terminate this Contract in the event that the conditions of Force Majeure prevail for a period in excess of six (6) months.

9.4 If the Joint Venture Company's supply of Product is impaired at any time during this Contract for reasons of Force Majeure, the Joint Venture Company will allocate the supply of Product available by giving priority to Valence, in a fair and equitable manner, as reasonably determined in writing by Valence and the Joint Venture Company.

10.  NOTICES

10.1 All notices, reports and other communications between the parties shall be in writing and sent by registered air mail, postage prepaid and return receipt requested, or by courier service delivered mail, or by facsimile with a confirmation copy sent by registered air mail or courier service delivered mail to the address set forth below or to other addresses as the parties may designate by written notice from time to time. The date of receipt of a notice, report, or other communication hereunder shall be deemed to be seven (7) days after the letter is given to the courier service or postal service, or one (1) working day after sending in the case of a facsimile, provided it is evidenced by a confirmation receipt and the confirmation letter is sent by courier service or postal service.

     For the Joint Venture Company:

     Baoding National High Technology Industrial Development Zone
     Baoding City, Hebei Province

     People's Republic of China

     Facsimile: (0312) 3236562
     For the attention of: Chairman of the Board

     For Valence Technology, Inc.:

     301 Conestoga Way
     Henderson, Nevada 89015, USA

     Facsimile: (702) 558-1310
     For the attention of: General Counsel

     All notices and communications between the Parties shall be in the English language.

11.  ASSIGNMENT AND NATURE OF AGREEMENT

     The Joint Venture Company shall not have the right or power to assign any of its rights, or delegate or subcontract the performance of any of its obligations, under this Contract to any other person, firm, corporation or other entity without the prior written authorization of Valence. Notwithstanding the foregoing, Valence shall be entitled to perform any of the obligations undertaken by it and to exercise any of the rights granted to it under this Contract through any other company that at the relevant time is its holding company or subsidiary or the subsidiary of any such holding company. Any act or omission of any such company shall for the purposes of this Contract be deemed to be the act or omission of Valence.

12.  CAPTIONS

     The subject headings of this Contract are included for the purposes of convenience only, and shall not affect the construction or interpretation of any provision of this Contract.

13.  WAIVER

     The waiver by either Party to this Contract of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

14.  INTEGRATION AND MODIFICATION

     This Contract contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all previous negotiations, commitments and writings. No modification or amendment to this Contract shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties. The use by either Party of Purchase Orders, Change Orders, Sales Orders, Sales Order Acknowledgments or the like shall not be deemed to modify this Contract or add to the terms hereof but shall only be for the purpose of confirming quantities, shipment dates or similar matters.

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


15.  DISPUTE RESOLUTION

15.1 FRIENDLY CONSULTATIONS. In the event of any dispute, controversy or claim (collectively, "Dispute") arising out of or relating to this Contract, or the breach, termination or invalidity thereof, the Parties shall attempt in the first instance to resolve such Dispute through friendly consultations.

15.2 ARBITRATION. Any Dispute between the Parties relating to the validity, performance, construction or interpretation of this Contract that cannot be resolved amicably between the Parties shall be submitted to binding arbitration in Singapore under the auspices of the Singapore International Arbitration Centre in accordance with the rules of that Centre for the time being in force. The arbitration shall be conducted as follows:

     (i) There shall be three (3) arbitrators, one (1) of whom shall be appointed by Seller, one (1) of whom shall be appointed by Purchaser, and (1) of whom shall be appointed by the arbitration tribunal.

     (ii) Any arbitration proceeding under this Article shall be conducted in English.

     (iii)After each Party has been afforded a reasonable opportunity to present written and testimonial evidence in support of its position in any such arbitration proceeding, the arbitrators shall issue their decision and award, which shall (i) be in writing, stating the reasons therefor, (ii) be final and binding upon the Parties. Any arbitration award under this Article may be enforced in any court of competent jurisdiction.

     (iv) The prevailing Party in any proceeding brought by one Party against the other Party arising out of or in connection with this Contract shall be entitled to recover its legal expenses, including reasonable attorney's fees.

15.3 CONTINUING RIGHTS AND OBLIGATIONS. When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the Parties shall continue to exercise their other respective rights and fulfil their respective obligations under this Contract.

15.4 ENFORCEMENT OF AWARD. In any arbitration proceeding, any legal proceeding to enforce any arbitration award and in any legal action between the Parties pursuant to or relating to this Contract, each Party expressly waives the defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state.

16.  APPLICABLE LAW

     In accordance with Article 126 of the CONTRACT LAW OF THE PEOPLE'S REPUBLIC OF CHINA, the Parties hereto have agreed that this Contract shall be governed by, and interpreted in accordance with the laws of the State of California, United States of America, excluding its rules governing conflicts of laws. The 1980 United Nations Convention on the International Sale of Goods is hereby expressly disclaimed.

17.  EXECUTION OF DOCUMENTS

     This Contract is written and signed in the Chinese language in six (6) originals and in the English language in six (6) originals. Both language versions shall be equally authentic and valid. All communications between the parties related to this Contract shall be conducted in the English language.

IN WITNESS whereof this Contract has been entered into the day and year first above written.

SIGNED for and on behalf of
BAODING FENGFAN-VALENCE BATTERY COMPANY, LTD.
By its respective investors:

1)   Baoding Fengfan Group Limited Liability Company


/s/ [Chinese Characters]
-------------------------------------------------------
By:
Name:  Cheng Mengli
Position:  Chairman and President


2) Valence Technology, Inc.


/s/ Terry Standefer
-------------------------------------------------------
By:
Name:  Terry Standefer
Position:  Vice President Worldwide Operations


SIGNED for and on behalf of Distributor
VALENCE TECHNOLOGY, INC.


/s/ Terry Standefer
-------------------------------------------------------
By:
Name:   Terry Standefer
Position:  Vice President Worldwide Operations


CONFIRMED AND COUNTERSIGNED by BAODING FENGFAN-VALENCE
BATTERY COMPANY, LTD. after the issuance of its Business License:


-------------------------------------------------------
By:
Name:
Position:

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